UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 29, 2005


Commission      Registrant, State of Incorporation,          I.R.S. Employer
File Number     Address and Telephone Number                Identification No.
-----------    ----------------------------------------------------------------

1-8809      SCANA Corporation                                        57-0784499
            (a South Carolina corporation)
            1426 Main Street, Columbia, South Carolina  29201
            (803) 217-9000

1-3375      South Carolina Electric & Gas Company                    57-0248695
            (a South Carolina corporation)
            1426 Main Street, Columbia, South Carolina  29201
            (803) 217-9000

1-11429     Public Service Company of North Carolina, Incorporated   56-2128483
            (a South Carolina corporation)
            1426 Main Street, Columbia, South Carolina  29201
            (803) 217-9000


                                 Not applicable
-------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


This combined Form 8-K is separately furnished by SCANA Corporation, South Carolina Electric & Gas Company and Public Service Company of North Carolina, Incorporated. Information contained herein relating to any individual company is furnished by such company on its own behalf. Each company makes no representation as to information relating to the other companies.

Item 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

              On April 29, 2005, SCANA Corporation issued the press release attached hereto as Exhibit 99.1.





Item 9.01     FINANCIAL STATEMENTS AND EXHIBITS

              (c) Exhibits

              Exhibit 99.1  Press release dated April 29, 2005

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized. The signature of each registrant shall be deemed to relate only to matters having reference to such registrant and any subsidiaries thereof.



                                     SCANA Corporation
                         South Carolina Electric & Gas Company
                 Public Service Company of North Carolina, Incorporated
                                     (Registrants)




April 29, 2005                    By:    s/James E. Swan, IV
                                         ------------------------------------
                                         James E. Swan, IV
                                         Controller

                                  EXHIBIT INDEX



Number


99.1     Press release dated April 29, 2005.